SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 22, 1996


                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)


           Virginia                                    33-97660                         54-1088621
(State or other jurisdiction of                    (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)


7 North Eighth Street, Richmond, Virginia                                                  23219
   (Address of principal executive offices)                                              (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 771-7814


                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The June, 1996 Statement to Investor Certificateholders was distributed July 22, 1996.

Item 7 (c)          Exhibits.

                    The following are filed as exhibits to this Report under
                    Exhibit 20:

                    Statement to Investor Certificateholders for the period from June 1, 1996 to June 30, 1996.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SIGNET HELOC TRUST 1995-A

                                                 By:    SIGNET BANK




                                                 By:     /s/ Suzanne Bachman
                                                         Suzanne Bachman
                                                         Senior Vice President




Date:  July 22, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS



                                                                 Sequentially
Exhibit                                                            Numbered
Number           Exhibits                                            Page


  1              Statement to Investor Certificateholders              05
                 for the period June 1, 1996 to June 30, 1996.